THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR (2) AN EXEMPTION TO SUCH REGISTRATION IS AVAILABLE FOR SUCH OFFER, VALUE PLEDGE, ASSIGNMENT OR TRANSFER.

CONVERTIBLE PROMISSORY NOTE

$125,000.00

February 22, 2017

FOR VALUE RECEIVED, Vitro Diagnostics, Inc., a Nevada corporation (the "Company"), hereby promises to pay to the order of Caribbean GC Development Fund, Ltd. (“Holder”) at PO Box 143, George Town, Grand Cayman, KY1-1140 or at any other address as Holder may designate by notice to the Company, the principal amount of ONE  HUNDRED AND TWENTY FIVE THOUSAND ($125,000.00) DOLLARS (the “Principal Amount”), with interest on the Principal Amount outstanding from time to time hereunder from the date hereof, in arrears, all on the dates and on such other terms as hereinafter provided.  Principal and interest is payable in the lawful currency of the United States of America, in immediately available funds, without any defense, set-off, counterclaim, rescission, recoupment or deduction of any kind.

This Note shall be subject to the following additional terms and conditions.

1.

Principal Amount, Interest and Payment.  Interest will accrue on the Principal Amount outstanding from time to time at the rate of eight percent (8%) per annum, until the Principal Amount is repaid in full.  The Principal Amount is due and payable on the date which is the earlier of (a) three hundred and sixty (360) days from the date hereof or (b) the closing of the Investment transaction as described in the Memorandum of Understanding between the parties dated February 9, 2017. Attached hereto as exhibit A.

3.

Prepayment.  The Company may prepay the Principal Amount outstanding in whole at any time without penalty provided that the Company pays all accrued but unpaid interest on such prepayment therewith.  In addition, at the Closing, this Note shall be cancelled and the Principal Amount outstanding plus interest accrued thereon, shall be credited to the investment to be made by Caribbean GC Development Fund, Ltd.

4.

Conversion.  In the event that the outstanding Principal Amount and interest due thereon is not paid on the Maturity Date and the Debt Investment has not occurred, the outstanding Principal Amount and interest due thereon shall be converted into shares of the Company’s common stock ("Common Stock") at a price per share equal $0.05price for the Company’s Common Stock.

5.

Compliance with Securities Laws.

A  The Holder acknowledges that this Note or any shares of Common Stock to be issued upon conversion hereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Note or any shares of Common Stock to be issued upon conversion hereof except pursuant to an effective registration statement, or an exemption from registration, under the Securities Act of 1933, as amended (the “Securities Act”) and any applicable state securities laws.”

B.  The Holder further acknowledges that: (i) the shares of Common Stock have not been registered under the Securities Act and (ii) the shares of Common Stock may not be sold, transferred, assigned, pledged or subjected to any lien or security interest unless they are first registered under the Act and applicable state securities laws or an exemption from the registration provisions of the Act and applicable state securities laws are available with respect to the proposed sale or transfer; and (iii) any certificate(s) evidencing the shares of Common Stock shall contain a restrictive legend to the effect that the transfer thereof is restricted.

6.

Covenants of the Company.  The Company covenants and agrees that all shares of Common or Preferred Stock that may be issued upon the conversion of this Note and as the payment of interest will, upon issuance, be fully paid and non-assessable and free from all taxes of governmental authorities in the United States with respect to the issue thereof and all liens and charges against such shares. The Company further covenants and agrees that, during the period within which the conversion rights represented by this Note may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the conversion of this Note and the payment of interest.  The Company shall not by any action including, without limitation, amending its charter documents or the by-laws, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale or securities or any other action, avoid or seek to avoid the observance or performance or any of the terms of this Note, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may necessary or appropriate to protect the rights of Holder against dilution (to the extent specifically provided herein) or impairment.

7.

Notice.  Any communications or notices hereunder may be delivered or mailed to the offices of the Company at:

4621 Technology Drive

Golden, CO 80403

and to the registered Holder hereof at:

PO Box 143

George Town, Grand Cayman

KY1-1140

or to such other addresses as either the Company or such registered Holder may designate by notice in writing to the other from time to time.

8.

Legend on Shares.  Each stock certificate issued upon a Conversion shall bear the following legend:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR (2) AN EXEMPTION TO SUCH REGISTRATION IS AVAILABLE FOR SUCH OFFER, VALUE PLEDGE, ASSIGNMENT OR TRANSFER.

9.

Miscellaneous.  (a) In addition to and not in limitation of the foregoing, the Company further agrees, subject only to any limitation imposed by applicable law, to pay all expenses, included, but not limited to, attorneys’ fees and legal expenses incurred by the Holder in connection with the administration of this Note or collection hereof whether or not suit is filed thereon.

(b)  None of the provisions of this Note may be waived, changed, or terminated orally or otherwise, except by a writing duly executed by the undersigned and the Holder. This Note shall be governed by and construed in accordance with the laws of the State of New York.

(c)  The Company does hereby waive diligence, presentment, demand, extension of time for payment, notice of dishonor, protest, and all other notices whatsoever, and agrees that the Holder may, from time to time, extend or renew this Note for any period and grant any releases, compromises, extensions, renewals or indulgences with respect to this Note, all without notice to or consent of the Company and without affecting the obligations of the Company.  It is expressly agreed that such waiver is reasonable under the circumstances.

(d)  This Note shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, personal representatives, successors and permitted assigns. In the event any one or more of the provisions contained in this

Note for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality of unenforceability shall not affect any other provision of this Note or such other security documents, but this Note and the other security documents shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein or therein. This Note may not be changed orally, but only by an agreement in writing signed by the parties against whom enforcement of any waiver, change, modification or discharge is sought.

E.  IN ANY ACTION, SUIT OR PROCEEDING IN RESPECT OR ARISING OUT OF THIS NOTE, THE COMPANY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT TO A TRIAL BY JURY AS WELL AS THE RIGHT TO INTERPOSE ANY SET-OFF OR COUNTERCLAIM OF ANY NATURE OR DESCRIPTION.

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed under its corporate seal by the signature of its authorized officer, as of the 22nd day of February, 2017.

Vitro Diagnostics, Inc

By:

/s/ James R. Musick

James R Musick

President & CEO

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